                                   ----------
                                      THE
                                   ----------
                                     R.O.C.
                                   ----------
                                  TAIWAN FUND
                                   ----------



                                  ANNUAL REPORT
                                DECEMBER 31, 1999

--------------------------------------------------------------------------------
   DEAR STOCKHOLDERS
--------------------------------------------------------------------------------

The net asset value per share (NAV) of The R.O.C. Taiwan Fund gained 35.9% in 1999, outperforming the 31.6% rise in the Taiwan Stock Exchange Index (TAIEX). During the year, the New Taiwan dollar appreciated 2.7% against the U.S. dollar.

Taiwan's market proved remarkably resilient in 1999, overcoming man-made difficulties and natural disaster with the help of astute government measures and nimble corporate action. To be sure, the year got off to a shaky start. With confidence already weak after a clutch of corporate bank defaults and stock settlement failures in the last few months of 1998, it sank even lower early in the year. This came on concerns of a slowing economy and reports that several banks were facing mounting losses on loans made to companies in serious financial trouble. By early February the TAIEX had declined almost 15% in a little more than a month to the year's low.

A potential crisis was averted at this point when the government quickly took measures to support the market and the whole financial system. Most important was a proposed cut in the business tax on banks to help them cope with a rising level of non-performing loans. The timely action sparked a rally that was first led by financial shares--which rose about 16% in February.

Market leadership soon switched to stocks of technology companies. Heavy foreign institutional buying focused on semiconductor stocks, with some chipmakers reporting full-capacity production, buoyant sales and increases in expansion plans. Investors were also attracted by record-high monthly sales achieved by several electronics and computer manufacturers and reports of demand outstripping supply in diverse technology areas. The rally capped at mid-year on the announcements of a couple of deals involving consolidation in Taiwan's semiconductor industry. By late June, the TAIEX had climbed 57% from its early February level to the year's high point.

Over the next few months, however, the market was unsettled by two major developments. First came rising tensions with China following Taiwan President Lee Teng-hui's attempt in July to redefine the cross-strait relationship. After China's saber-rattling eased and investor optimism had been boosted by Morgan Stanley Capital International's announcement of its decision to give Taiwan full weighting in its closely watched stock indices, the island was rocked by a 7.6 magnitude earthquake in September. As a result, widespread electrical power outages forced disruptions of much of Taiwan's industrial production for more than a week. The authorities also closed the market for several days.

Investors reacted with caution until the effects of the earthquake and thousands of aftershocks became clearer. With decisive action by the government and private industry, most factories recovered swiftly and were running at or near full capacity within a week or two. Fueled by buoyant regional demand, exports then surged 22% in the last three months of the year. This was largely the result of booming sales of Taiwan's technology companies. Stocks of these companies retained dominant market leadership, rising 25% in the fourth quarter and 95% in 1999. The Nasdaq's rise to one record high after another near year-end added to the renewed confidence of Taiwan investors. These factors underpinned the 11% fourth quarter gain in the TAIEX, which finished only slightly below the year's June high.

Even though the September earthquake was tragic, the economic impact proved relatively mild. Exports--the equivalent of roughly 40% of Taiwan's gross national product--recovered strongly from the previous year's drop with a 10% increase and lifted 1999 economic growth to an estimated 5.5%. The economy should continue to strengthen in the new year, and we are forecasting it will expand 6.2% as domestic demand picks up. This typically follows a period of rising exports, which boosts both consumption and private investment. In addition, the projected investment growth reflects the expected increase in spending related to earthquake-rebuilding projects. The bright economic prospects should also provide a good environment for the stock market.

The Fund trailed the market during the first quarter of 1999 largely because of our underweighting in financial shares. We had avoided such stocks because of the heightened risk stemming from the rising level of banks' non-performing loans. For the rest of the year, however, the Fund beat the TAIEX on what proved to be our correct targeting of selected stocks of technology companies.

In the new year, we have adopted a strategy of holding a reduced number of stocks and will focus on large-cap issues of highly competitive companies. This is based on trends in recent years in such major markets as the U.S. and Japan as well Taiwan that indicate such stocks have clearly attracted outsized trading and outperformed most other listed companies. Another more recent development shaping our strategy is the concentrated investment targeting a few smaller companies--also marked by extraordinary competitiveness--in such fields as telecommunications and networking.

We are grateful for your continuing support and look forward to discussing our market outlook and investment strategy with you in future reports.

                  Respectfully submitted,


                  Michael Ding
                  President

                  January 28, 2000

                                   Y2K UPDATE

No "Year 2000" computer problems of any significance occurred either at International Investment Trust Company Ltd., the Fund's investment manager, or in Taiwan generally as 1999 turned into 2000, and such minor problems as did occur in the Taiwan and world economies had, we believe, no impact on the value of the Fund's portfolio investments. Because it is possible, however, that some computer systems could malfunction in the future as a result of Year 2000 problems, we will continue to monitor the situation and might, for instance, adjust the Fund's investment portfolio to avoid problem areas if they become evident.

--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
Year Ended December 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Holdings
--------------------------------------------------------------------------------


                                                                             Percent of
Company                                                                      Net Assets
--------------------------                                                    ---------
Taiwan Semiconductor Manufacturing Co.                                        8.57%
United Microelectronics Corp.                                                 6.45
Acer Inc.                                                                     5.18
Siliconware Precision Industries Co., Ltd.                                    4.80
Nan Ya Plastics Corp.                                                         4.52
United World Chinese Commercial Bank                                          4.52
Acer Peripherals, Inc.                                                        4.46
Inventec Corp.                                                                3.95
Holtek Microelectronics Inc.                                                  3.93
Far Eastern Textile Ltd.                                                      3.82

                                                                           Percent of
Industry Diversification                                                   Net Assets
-----------------------------                                               ---------
Computers & Office Equipment                                                 21.72%
Electronics                                                                  21.08
Semiconductors                                                               16.74
Banking                                                                       9.17
Plastics                                                                      8.02
Textiles                                                                      6.84
Paper                                                                         3.66
Steel & Other Metals                                                          1.86
Transportation                                                                1.69
Cement                                                                        1.47

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
CONSOLIDATED SCHEDULE OF INVESTMENTS / DECEMBER 31, 1999
--------------------------------------------------------------------------------
COMMON STOCKS-- 94.89%                                                               % of         Market Valued
Automobile-- 1.24%                                                                Net Assets     (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
   4,118,497 shs.   China Motor Corp............................................       1.24       $  4,145,390

                                                                                                     4,145,390
Banking-- 9.17%
---------------------------------------------------------------------------------------------------------------
    3,076,000      *Chinatrust Commercial Bank .................................       1.07          3,576,175
   13,337,000      *Taipei Bank.................................................       3.58         11,979,723
   12,512,000       United World Chinese Commercial Bank........................       4.52         15,104,469


                                                                                                    30,660,367
Other Financials-- 0.27%
---------------------------------------------------------------------------------------------------------------
    1,405,800       Grand Cathay Securities Corp................................       0.27            917,946
                                                                                                     ---------
                                                                                                       917,946
Cement-- 1.47%
---------------------------------------------------------------------------------------------------------------
    4,752,000       Taiwan Cement Corp..........................................       1.47          4,904,118
                                                                                                     ---------
                                                                                                     4,904,118
Computers and Office Equipment-- 21.72%
---------------------------------------------------------------------------------------------------------------
      700,000      *Amtran Technology Co., Ltd..................................       0.44          1,471,572
    2,624,000      *Royal Information Electronics...............................       0.67          2,239,949
    2,700,000       Delta Electronics Inc.......................................       3.50         11,696,130
    3,504,210       Compal Electronics Inc......................................       3.52         11,775,574
    4,972,336      *Inventec Corp...............................................       3.95         13,224,719
    3,600,000      *Acer Peripherals, Inc.......................................       4.46         14,906,832
    5,755,000      *Acer Inc....................................................       5.18         17,322,742
                                                                                                     ---------
                                                                                                    72,637,518
Electronics-- 21.08%
---------------------------------------------------------------------------------------------------------------
      119,600      *Systex Corp.................................................       0.24            815,238
      785,070      *Sunplus Technology Co., Ltd.................................       1.12          3,750,932
    4,612,000      *Siliconware Corp............................................       1.97          6,581,226
    7,983,000      *Rectron Ltd.................................................       2.42          8,111,409
    3,500,000      *Universal Scientific Industrial Corp........................       3.30         11,036,789
    3,520,000      *Weltrend Semiconductor Corp.................................       3.30         11,043,797
    7,500,000      *Holtek Microelectronics Inc.................................       3.93         13,139,035
    6,300,000      *Siliconware Precision Industries Co. Ltd....................       4.80         16,053,512
                                                                                                     ---------
                                                                                                    70,531,938
Paper-- 3.66%
---------------------------------------------------------------------------------------------------------------
   17,728,000      *Chung Hwa Pulp Corp.........................................       3.66         12,253,467
                                                                                                     ---------
                                                                                                    12,253,467

See accompanying notes to consolidated financial statements.

                                                                                     % of         Market Value
Plastics-- 8.02%                                                                  Net Assets     (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
   5,875,543 shs.   Formosa Plastics Corp.......................................       3.50       $ 11,696,813
                                                                                                  ------------
    6,885,426       Nan Ya Plastics Corp........................................       4.52         15,132,804

-----------------------
                                                                                                    26,829,617
Semiconductors-- 16.74%
---------------------------------------------------------------------------------------------------------------
    1,599,870      *Vanguard International Semiconductor Corp...................       0.62          2,089,335
    2,000,000      *Powerchip Semiconductor Corp................................       1.10          3,694,856
    6,045,000      *United Microelectronics Corp................................       6.45         21,565,217
    5,392,535      *Taiwan Semiconductor Manufacturing Co., Ltd.................       8.57         28,684,610
                                                                                                  ------------
                                                                                                    56,034,018
Steel & Other Metals-- 1.86%
---------------------------------------------------------------------------------------------------------------
    8,400,000       China Steel Corp............................................       1.86          6,207,358
                                                                                                  ------------
                                                                                                     6,207,358
Textiles-- 6.84%
---------------------------------------------------------------------------------------------------------------
      779,930      *Tainan Enterprises Co., Ltd.................................       0.58          1,950,136
   10,408,000      *Lea Lea Enterprise Co., Ltd.................................       0.89          2,983,660
   14,175,840       Everest Textile Co., Ltd....................................       1.55          5,170,039
    5,350,120       Far Eastern Textile Ltd.....................................       3.82         12,780,984
                                                                                                  ------------
                                                                                                    22,884,819
Transportation-- 1.69%
---------------------------------------------------------------------------------------------------------------
    2,851,200      *Evergreen Marine Corp. (Taiwan) Ltd.........................       0.70          2,343,079
    6,909,000      *Yang Ming Marine Transport Corp.............................       0.99          3,323,010
                                                                                                  ------------
                                                                                                     5,666,089
Others-- 1.13%
---------------------------------------------------------------------------------------------------------------
        1,249      *Miscellaneous securities....................................       0.00              1,362
    1,318,817       Taiwan Secom Co., Ltd.......................................       1.13          3,780,651
                                                                                                  ------------
                                                                                                     3,782,013

TOTAL COMMON STOCKS (COST $270,037,062) ........................................                 $ 317,454,658
                                                                                                  ------------


* Non-income producing; these stocks did not pay a cash dividend during the year.

See accompanying notes to consolidated financial statements.

SCHEDULE OF INVESTMENTS (CONT'D.)

 SHORT-TERM INVESTMENTS-- 5.19%                                                     % of        Market Value
Commercial Paper-- 5.19%                                                          Net Assets   (U.S. Dollars)
---------------------------------------------------------------------------------------------------------------
    Principal
      Amount        Issuer (Guarantor)
      ---------     ----------------
$     955,566       Kee Tai Properties Co. Ltd. (The Chinese Bank),
                      4.75%, Due 01/05/00.......................................       0.29     $ 955,070
    3,185,221       Entrust Securities Co. Ltd. (Taishin Int'l Bank),
                             4.75%, Due 01/05/00                                       0.95     3,183,566
    1,592,610       Pou Hsiang Investment Co. Ltd. (Grand Commercial Bank),
                             4.75%, Due 01/05/00                                       0.48     1,591,786
      637,044       Fong-Mi Corp. (Our Commercial Banking Corp),
                             4.75%, Due 01/05/00                                       0.19       636,713
    1,433,349       Fu-Sea Construction Co. Ltd (Taishin Int'l Bank)
                             4.75%, Due 01/06/00                                       0.43     1,432,419
    1,592,610       Shin Long Construction (Union Commercial Bank),
                             4.75%, Due 01/07/00                                       0.48     1,591,369
      955,566       Tung Uang Leasing Ltd. (Entie Commercial Bank),
                             4.75%, Due 01/07/00                                       0.28       954,824
      955,566       Walsin Lihwa Corp. (Union Commercial Bank),
                             4.80%, Due 01/07/00                                       0.28       954,813
      955,566       Hung Tieh Corporation (The Chinese Bank),
                             4.60%, Due 01/07/00                                       0.28       954,845
    1,274,088       Far Eastone Telecommunications Co. (The Chinese
                             Bank), 4.60%, Due 01/07/00                                0.38     1,273,130
    1,592,610       I-Shin Corp.  (Dah An Commercial Bank),
                             4.60%, Due 01/10/00                                       0.48     1,590,809
    1,592,610       Ai-Fen Taiwan Branch (Citibank N.A.)
                             4.75%, Due 01/11/00                                       0.48     1,590,542
         637,044    Shin Shin Credit Corp. (Union Commercial Bank)
                             4.75%, Due 01/12/00                                       0.19       636,137
                                                                                             ------------
TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $ 17,346,023)                                     17,346,023
                                                                                             ------------

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE
     (COST $287,383,085)                                                             100.08   334,800,681

LIABILITIES (LESS OTHER ASSETS)                                                       (0.08)     (279,385)
                                                                                     ------  ------------

NET ASSETS                                                                           100.00  $334,521,296
                                                                                     ======  ============


See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999 (EXPRESSED IN US DOLLARS)
--------------------------------------------------------------------------------

ASSETS

Investments in securities at market value (Notes 2B, 3 and 6):
    Common stocks (cost-- $270,037,062) .......................................   $ 317,454,658
    Short-term investments (amortized cost-- $17,346,023) .....................      17,346,023
                                                                                  -------------
          Total investments in securities at market value (cost-- $287,383,085)     334,800,681

Cash ..........................................................................         373,897
Prepaid expense ...............................................................          30,730
Other receivables .............................................................           1,188
                                                                                  -------------
          Total assets ........................................................     335,206,496
                                                                                  -------------

LIABILITIES

Management fee payable (Note 4) ...............................................         347,209
Custodian fee payable (Note 5) ................................................          40,042
Accrued Republic of China taxes (Note 2G) .....................................          30,002
Other payables ................................................................         267,947
                                                                                  -------------
          Total liabilities ...................................................         685,200
                                                                                  -------------

Net assets ....................................................................   $ 334,521,296
                                                                                  =============

COMPONENTS OF NET ASSETS (NOTE 2)

Par value of shares of beneficial interest (Note 7) ...........................   $     326,990
Additional paid-in capital ....................................................     313,223,313
Accumulated net investment loss ...............................................         (87,084)
Accumulated realized loss on investments ......................................      (6,609,394)
Unrealized appreciation on investments (Note 6) ...............................      47,417,596
Cumulative translation adjustment .............................................     (19,750,125)
                                                                                  -------------

Net assets ....................................................................   $ 334,521,296
                                                                                  =============

Net asset value per share (32,698,976 shares issued and outstanding) ..........   $       10.23
                                                                                  =============

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999 (EXPRESSED IN US DOLLARS)
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 2C)

    Dividends........................................................................          $     1,668,883
    Interest.........................................................................                  786,029
                                                                                                   -----------
                                                                                                     2,454,912

REPUBLIC OF CHINA TAXES (NOTE 2G)....................................................                1,209,578
                                                                                                   -----------

                                                                                                     1,245,334
                                                                                                   -----------
EXPENSES

    Management fee (Note 4)..........................................................                3,614,478
    Custodian fee (Note 5)...........................................................                  415,764
    Professional fees................................................................                  396,286
    Administrative fee...............................................................                   84,000
    Insurance expenses...............................................................                   58,520
    Trustee fees.....................................................................                   80,000
    Other expenses...................................................................                  270,552
                                                                                                   -----------

                                                                                                     4,919,600
                                                                                                   -----------

Net investment loss .................................................................               (3,674,266)
                                                                                                   -----------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 2 & 6)

    Net realized gain on:
           investments (excluding short term investments)............................               19,612,738

    Net increase in unrealized appreciation on:
           investments (excluding short-term investments)............................               64,739,562
           translation of assets and liabilities in foreign currencies...............                7,495,706
                                                                                                   -----------

    Net realized and unrealized gain from investments and foreign currencies                        91,848,006
                                                                                                   -----------

    Net increase in net assets resulting from operations.............................             $ 88,173,740
                                                                                                   ===========


See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998 (EXPRESSED IN US DOLLARS)
--------------------------------------------------------------------------------


                                                                                                  1999            1998
                                                                                            ------------     ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS

     Net investment loss ...............................................................   $  (3,674,266)   $  (3,711,209)
     Net realized gain (loss) on investments and foreign
         currency transactions .........................................................      19,612,738       (9,161,619)
     Net increase (decrease) in unrealized appreciation on
         investments ...................................................................      64,739,562      (46,950,003)
     Net increase in unrealized appreciation on translation
         of assets and liabilities in foreign currencies ...............................       7,495,706        2,309,163
                                                                                           -------------    -------------
     Net increase (decrease) in net assets resulting
         from operations ...............................................................      88,173,740      (57,513,668)
                                                                                           -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2F)

     Capital ...........................................................................            --         (4,243,980)
     Net investment income .............................................................            --         (2,229,516)
     Net realized gain on investments ..................................................            --         (3,009,207)
                                                                                           -------------    -------------
     Total distributions ...............................................................            --         (9,482,703)
                                                                                           -------------    -------------

Increase (decrease) in net assets.......................................................      88,173,740      (66,996,371)

Net assets, beginning of year ..........................................................     246,347,556      313,343,927
                                                                                           -------------    -------------

Net assets, end of year ................................................................   $ 334,521,296    $ 246,347,556
                                                                                           =============    =============


See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
CONSOLIDATED FINANCIAL HIGHLIGHTS
(EXPRESSED IN US DOLLARS)
--------------------------------------------------------------------------------


                                                                   Years Ended December 31,
                                                         ------------------------------------------
                                                          1999     1998      1997      1996      1995
                                                         ------   ------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE:
     Net asset value, beginning of year............       7.53     9.58     11.67       9.30    13.12
     Net investment loss...........................      (0.11)   (0.11)    (0.16)     (0.12)   (0.15)
     Net realized and unrealized gain (loss) on
         investments and foreign currency
         transactions..............................       2.58    (1.73)     3.20       2.57    (3.35)
     Net increase (decrease) in unrealized
         appreciation on translation of foreign
         currencies................................       0.23     0.08     (1.88)     (0.08)   (0.35)
                                                       -------  -------   -------    -------  -------
              Total from investment operations.....       2.70    (1.76)     1.16       2.37    (3.85)
Net effect of share transactions...................         --       --      0.09         --     0.03

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Capital ......................................         --    (0.13)      --          --       --
     Net investment income.........................         --    (0.07)    (0.39)        --       --
     Net realized gain on investments..............         --    (0.09)    (2.95)        --       --
                                                       -------  -------   -------    -------  -------
              Total distributions*.................         --    (0.29)    (3.34)        --       --
                                                       -------  -------   -------    -------  -------
NET ASSET VALUE, END OF YEAR.......................      10.23     7.53      9.58      11.67     9.30
                                                       =======  =======   =======    =======  =======
PER SHARE MARKET PRICE, END OF YEAR................       8.44     6.19      8.13      10.13    10.50
TOTAL INVESTMENT RETURN (%):
     Based on the Trust's market price.............      36.35   (20.31)    10.55      (3.52)  (11.62)
     Based on the Trust's net asset value..........      35.86   (18.42)     9.41      25.48   (29.12)

RATIOS AND SUPPLEMENTAL DATA:
     Net assets, end of year (in thousands)........    334,521  246,348   313,344    394,743  314,532
     Ratio of expenses to average net assets.......       1.81     1.77      1.51       1.75     1.98
     Ratio of net investment loss to average
         net assets (%)............................      (1.35)   (1.28)    (1.13)     (1.14)   (1.38)
     Portfolio turnover ratio (%)..................        191      133       106        148       81

* See Note 2F for information concerning the Trust's distribution policy.

See accompanying notes to consolidated financial statements.

--------------------------------------------------------------------------------
THE R.O.C. TAIWAN FUND
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS / DECEMBER 31, 1999
(EXPRESSED IN US DOLLARS)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND ACQUISITION OF THE TAIWAN (R.O.C.) FUND
--------------------------------------------------------------------------------
The R.O.C. Taiwan Fund (the "Trust") is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act").
The Trust was formed in connection with the reorganization (the "Reorganization") of The Taiwan (R.O.C.) Fund (the "Fund"). The Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting the Fund.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
A -- Principles of consolidation -- The consolidated financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation
of investments -- Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the period, generally at the last quoted closing market price. Short-term investments are valued using the cost, which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined for financial reporting purposes using the average cost method for the cost of investments. For federal income tax purposes, realized gains and losses on security transactions are determined using the first-in-first-out method.

E -- Foreign currency translation--Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the period. At December 31, 1999, this rate was approximately NT$31.395 to $1.00. Investment income and expenses are translated at an average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Distributions to shareholders -- It is the Trust's policy to distribute all ordinary income and net capital gains, calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on generally accepted accounting principles. Permanent book and tax differences primarily relate to the recognition of capital gains on the disposal of passive foreign investment company shares during 1999 as ordinary income for U.S. federal income tax purposes, as well as the treatment of the Trust's foreign currency and net operating losses for U.S. federal income tax purposes. Temporary book and tax differences are primarily due to differing treatments for net capital losses and wash sale deferrals.

G -- Taxes -- The Trust intends to
continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.
The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $1,525,448 for the twelve months ended December 31, 1999.

H -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

NOTE 3 -- INVESTMENT CONSIDERATIONS
--------------------------------------------------------------------------------
Because the Trust concentrates its investments in publicly traded equity and debt securities issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust's investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

NOTE 4 -- INVESTMENT MANAGEMENT
--------------------------------------------------------------------------------
Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a fee in NT$, which is accrued daily and paid monthly in arrears, at the annual rate of 1.40% of the net asset value ("NAV") with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 1.20% of such NAV in excess of NT$6 billion up to NT$9 billion, 1.00% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.80% of such NAV in excess of NT$12 billion.

NOTE 5 -- CUSTODIAN
--------------------------------------------------------------------------------
Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC owns 7.78% of the outstanding capital stock of IIT. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.16% of the NAV with respect to Trust assets held in Taiwan under the Investment Contract up to NT$6 billion, 0.14% of such NAV in excess of NT$6 billion up to NT$9 billion, 0.12% of such NAV in excess of NT$9 billion up to NT$12 billion, and 0.10% of such NAV in excess of NT$12 billion, subject to a minimum annual fee of NT$2.4 million (approximately $74,000).

NOTE 6 -- INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------
Purchases and proceeds from sales, excluding bonds and short-term investments, for the twelve months ended December 31, 1999, included approximately $499,722,953 for stock purchases and approximately $506,232,492 for stock sales, respectively. At December 31, 1999, the cost of investments, excluding bonds and short-term investments, for U.S. federal income tax purposes was approximately $270,165,130. At December 31, 1999, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $59,527,944 and the aggregate gross unrealized depreciation on these investments was approximately $12,238,416, or a net unrealized appreciation of approximately $47,289,528. This amount differs from the amount reflected as unrealized appreciation on investments under Components of net assets in the Consolidated Statements of Assets and Liabilities because of the difference between tax and financial accounting referred to in Notes 2D and 2F.

NOTE 7 -- SHARES OF BENEFICIAL INTEREST
--------------------------------------------------------------------------------
The Trust's "Declaration of Trust" permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At December 31, 1999, 32,698,976 shares were outstanding.

--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1998. The Fund intends to apply for such status for succeeding accounting periods.

--------------------------------------------------------------------------------

Michael Ding has been the portfolio manager of the Fund since July 1999 and its President since September 1999. He had been the Fund's deputy manager since March 1999, when he was appointed senior vice president and chief investment officer at International Investment Trust Co., the Fund's investment manager. Mr. Ding served as chief economist and head of research at Citicorp International Securities Ltd. in Taipei from 1996 to 1999 and as head of research and information for the greater China region at McKinsey & Co. from 1994 to 1996.
--------------------------------------------------------------------------------

                              [LETTERHEAD OF KPMG]




                          Independent Auditors Report
                          ---------------------------


The Trustees and Shareholders of
The R.O.C. Taiwan Fund

We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 3l, 1999, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements and financial highlights. Our procedures included the physical examination of short-term investments owned as of December 31, l999, and confirmation of securities owned as of December 31, l999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles in the United States of America.

/s/ KPMG

Taipei, Taiwan
January l9, 2000

THE R.O.C. TAIWAN FUND
www.roctaiwanfund.com

MANAGER:
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone:  886-2-2713-7702
Fax:  886-2-2717-3077
OFFICERS AND TRUSTEES:
Theodore S. S. Cheng, Chairman and Trustee
Michael Ding, President and Chief Executive Officer
Daniel Chiang, Trustee
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee Member
Alfred F. Miossi, Trustee and Audit Committee Member
Li-Yin Kung, Trustee and Audit Committee Member
Robert P. Parker, Trustee and Audit Committee Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer, Treasurer, and Secretary

CUSTODIAN:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China
TRANSFER AGENT,
PAYING AND PLAN AGENT:
State Street Bank and Trust Co.
P.O. Box 8200
Boston, Massachusetts  02266-8200
U.S.A.
Telephone: 1-800-426-5523
U.S. ADMINISTRATOR:
Citigate Dewe Rogerson Inc.
1440 Broadway, 16th Floor
New York, NY 10018
U.S.A.
Telephone: (212) 688-6840
U.S. LEGAL COUNSEL:
Paul, Weiss, Rifkind, Wharton & Garrison
1285 Avenue of the Americas
New York, NY 10019-6064
Telephone: (212) 373-3000

For information on the Fund, including the NAV, please call toll free 1-800-343-9567.